UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2009

NEW CENTURY COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9459	06-1034587
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9835 Santa Fe Spring Road
Santa Fe Springs, California  90670
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (562) 906-8455

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01     Entry Into a Material Definitive Agreement

On October 9, 2009, New Century Companies, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Precision Aerostructures, Inc. (“PAI”) and Michael Cabral (“Cabral”) pursuant to which Cabral, as the sole shareholder of PAI, agreed to transfer to the Company, and the Company agreed to acquire from Cabral, all of the capital stock of PAI (the “PAI Shares”) in exchange for 5,000,000 shares of the Company’s common stock (the “NCCI shares”) and the delivery of promissory note of the Company (the “Note”) in the principal amount of $500,000 payable from the proceeds of any equity financing with gross proceeds of al least $2,000,000 provided that the investors in such financing permit the proceeds thereof  to be used for such purpose.  Additionally, at such time (the “Vesting Date”) as the cumulative net income of PAI is at least $3,000,000 for the period commencing on January 1, 2010 and ending on October 9, 2012 the Company will issue to Cabral warrants (“Warrants”) to purchase 3,000,000 shares of NCCI Common Stock.  The Warrants will be for a term of the earlier of three years from the Vesting Date or January 1, 2014, and shall have an exercise price of $0.10 per share.

The foregoing is a summary only of the material terms and provisions of the Share Exchange Agreement.

ITEM 2.01     Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by reference.  The share exchange contemplated by the Share Exchange Agreement was consummated on October 9, 2009.  There is no material relationship between the Company, on the one hand, and PAI or Cabral, on the other hand.  PAI is a supplier of precision machined details and assemblies for aircraft builders.  PAI specializes in the engineering and manufacturing of precision CNC machined multi-axis structural aircraft components.

ITEM 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 is incorporated herein by reference with respect to the Note.  Additionally at, and as a condition to, closing an unrelated party advanced $250,000 to PAI.

ITEM 3.02     Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference.  All securities referred to herein are being issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D.

ITEM 9.01     Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The required financial statements will be filed by amendment within the time period set forth in the instructions to Form 8-K.

(b)   Pre Forma Financial Information

The required financial statements will be filed by amendment within the time period set forth in the instructions to Form 8-K.

(d)   Exhibits

Exhibit No.	Description

4.1	Form of Warrant

10.1	Share Exchange Agreement among the Company, PAI and Cabral.

10.2	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY COMPANIES, INC.

(Registrant)

Date: October 12, 2009	By:	/s/ DAVID DUQUETTE

David Duquette
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Warrant

10.1	Share Exchange Agreement dated as of October 6, 2009 among the Company, PAI and Cabral

10.2	Promissory Note